Exhibit 32.1



                   Certification Pursuant to 18 U.S.C. Section 1350,
                                 As Adopted Pursuant to
                   Section 906 of the Sarbanes-Oxley Act of 2002



In connection with the Quarterly Report of AmBase Corporation (the "Issuer") on Form 10-Q for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard A. Bianco, Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15
(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material reported, the financial condition and result of operations of the Issuer.



/s/ Richard A. Bianco
---------------------------------------------------
Richard A. Bianco
Chairman, President and Chief Executive Officer
(Chief Executive Officer)
AmBase Corporation
May 12, 2005